Debt	12 Months Ended
Dec. 31, 2013
Debt

6. DEBT

We maintain an unsecured, syndicated revolving credit agreement that provides for borrowings of up to $500,000. Borrowings are used to fund seasonal working capital needs and for other general corporate purposes, including acquisitions, dividends, stock repurchases and issuances of letters of credit. Included in the facility are a $65,000 swingline subfacility, a $50,000 letter of credit subfacility and a $75,000 multicurrency borrowing sublimit.

On July 1, 2013, we entered into an amendment to the revolving credit agreement, which extended the maturity date from April 27, 2017 to July 1, 2018, reduced pricing, improved covenant flexibility to accommodate the seasonal nature of our working capital requirements and modified certain definitions. Borrowings under the amended credit facility bear interest at either LIBOR-based rates plus a spread, which ranges from 87.5 to 250.0 basis-points (LIBOR plus 125.0 basis-points at December 31, 2013), depending upon our ratio of total debt to EBITDA, or on rates based on the higher of the Prime rate or the Federal Funds Rate, in each case plus a spread which ranges from 0 to 150.0 basis-points (25.0 basis-points at December 31, 2013), depending upon our ratio of total debt to EBITDA. We pay a variable commitment fee on the unused portion of the commitment under the revolving credit agreement, ranging from 12.5 to 35.0 basis-points (17.5 basis-points at December 31, 2013).

At December 31, 2013 and 2012, $230,044 and $316,182 was outstanding under the revolving credit agreement, respectively. The revolving credit agreement contains customary affirmative and negative covenants, including financial covenants with respect to consolidated leverage and interest coverage ratios, and other customary restrictions. We believe we were in compliance with all covenants at December 31, 2013.